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                    THE SECURITIES EXCHANGE ACT OF 1934

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   |_|  Definitive Proxy Statement

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                          DETECTION SYSTEMS, INC.
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              As filed with the Commission on October 20, 2000




   FOLLOWING IS A SLIDE PRESENTATION FOR USE BY DETECTION SYSTEMS, INC.



Detection Systems, Inc.
Electronic Protection Performance Leader
[Graphics Omitted.]
With an aggressive worldwide commitment to growth
NASDAQ Symbol - DETC



Company Overview

Over the past 32 years, Detection Systems has significantly expanded its product offerings and market reach to become a global provider of electronic protection equipment primarily for commercial and mid- to high-end residential markets.

- Founded in 1968
- Publicly traded company - NASDAQ:  DETC
- Headquartered in Fairport, New York, a suburb of Rochester
- Started as a niche provider of intrusion detection devices for the domestic market
- Reputation for high-end, professionally installed equipment
- Expanded to a world leader with extensive product offerings in many areas of the security and fire detection industry
- Compound annualized growth rate of 33% (1995-2000)



Our Track Record

[Graphics Omitted: Detection Systems Sales from fiscal 1995 to fiscal 2000.] This represents information for the last 6 fiscal years

[Graphics Omitted: Detection Systems Net Income from fiscal 1995 to fiscal 2000.] This represents information for the last 6 fiscal years



Financial Summary
(all figures in thousands)
   Operating Data                    2000(1)
        Revenue                     $141,918
            Revenue Growth           2.8%
        Gross Prof t                $56,381
            Gross Margin             39.7%
        EBITDA                      $12,409
            EBITDA Margin            8.7%
   Balance Sheet Data
        Cash                        $7,799
        Total Assets                 95,618
        Total Debt                   17,588
        Equity                       58,464
   Cash Flow Statement Data
        Capex                       $4,002

(1) Adjusted to exclude Litigation Charges of $1.38MM



Company Overview

Today, Detection Systems' presence spans around the globe with 36 offices in 14 countries.

[Graphics Omitted.]



World Class Manufacturing

[Graphics Omitted.]



Markets
- Security
- Fire
- Access Control
- Closed Circuit Television
- Personnel and Asset Tracking

As installed by professional installation and service providers.



Customers
Installers              - Best Access
- ADT                   - Grinnell
- Diebold               - Mosler
- Honeywell             - Pinkerton
- SecurityLink          - Security Tech Group
- Siemans
- Corporate Security



End Users
- Home Depot            - Bank One
- JC Penny's            - Washington Mutual
- Lowe's                - Norwest
- Sears                 - First Chicago
- Wal*Mart              - Fleet Bank
- Radio Shack           - First USA
- Tiffany's             - MBNA



Enterprise Solutions
- Intrusion
- Fire Detection
- Video
- Access
- Help Call System
- Communications Options

[Graphics Omitted.]



Wired Networking

Network LAN/WAN Internet
- Europe
- United States
- Australia
- China



Wired Networking Features


-    Multiple IP destinations
-    Fully integrated solutions
-    Patented technology for legacy panel
-    Superior user access capability and programming flexibility



Wireless Networking


- Ardis
- Cellemetry
- Cellular
- 2-way Paging

Security Professional at work

[Graphics Omitted.]



Wireless Vehicle Tracking


Routing Center


[Graphics Omitted.]



Wireless Networking Features

-    Consolidate Multiple Communications Technologies
-    Virtual Private Network
-    End-User Configurable via Internet
-    Easily adapt to New Technology



System Management

-    Personnel Manager
-    Hardware Manager
-    Graphic Maps

[Graphics Omitted.]



System Management Features

-    Centralized Graphical Control
-    Integrates Security, Fire, Access and CCTV
- Simplifies Day to Day Administration of adding users, authorities and schedules
-    Centralized Reports from all controlled systems
-    Real-Time Video



Access Control


-    Front End Software
-    Automatic Disarm
-    Door Controller
-    Door Controller
-    Door Controller

     [Graphics Omitted.]



Access Features

-    All-in-one box solution
-    Direct interface to our Security Panels
-    Simple system expansion
-    Photo-Badging
-    Electronic keys



CCTV


[Graphics Omitted.]



CCTV iDVR Features

-    "Plug and Play" for easy integration
-    Interfaces to existing multiplexers
-    Video is stored in separate files allowing easy access
-    No VCR tapes to change
-    Remote video transmission



Security Escort


[Graphics Omitted]



Security Escort Features

-    Graphical alarm display identifies user, location and direction of travel
-    Indoor/Outdoor, 60,000 + users
-    User self-test anywhere, anytime
-    Floor to Floor location capability
-    Worldwide Installations



Fire

Team of Professionals


[Graphics Omitted.]

Detection Systems is proud to offer you a larger variety of fire products than ever before. Some of our newer products include the FireZones2, a two zone fire panel, the AddressFire(TM), an addressable fire control panel for up to 255 remote points, and the PowerNAC 8A, a remote power supply. And of course, Detection Systems still maintains an extensive line of smoke detectors for any application. Whatever your fire needs are, the Detection Systems team has you covered.



Fire Panel Features

-    Conventional, Addressable and Analog
-    Flexible - easy to train and program
-    Built-in Communicators
-    Competitive Feature Set meets most all specifications
-    Expandable and Networkable



Fire Sensors


[Graphics Omitted.]



Fire Sensor Features


-    Best Dust immunity in the industry
-    Automatic Self Diagnostics
-    Beam, Photo, Photo/Heat, Ion, Heat and Duct Sensors
-    Field Replaceable Chamber



Security Panel Features

-    Modular Design
-    Internet Capable
-    Integrated Access Control
-    Integrated Alternate Communications



Wireless Security

Control Panel
RF receiver

[Graphics Omitted.]



Security Wireless Features


-    Fully Integrated wireless
-    U.S. and International frequencies
-    Reduces installation time
-    PIR's, Smoke Detectors, Keypads, Keyfobs, Door/Window contacts



Security Sensors

Sensing your needs.......

[Graphics Omitted.]

 ......Providing the Solutions



Security Sensors


-    Patented Processing Techniques
-    Industry Leading False Alarm Immunity and Catch performance
-    Installer Friendly Design



ULTRAK

-    They are a competitor
-    They have proposed a merger many times
-    Tried to hire DS employees
-    We believe they are in financial difficulty
-    We believe their approach to our marketplace is risky



Ultrak's Track Record

[Graphics Omitted: Ultrak Income from fiscal 1994 to fiscal 1999.] This represents information for the last 6 fiscal years

[Graphics Omitted: Ultrak Debt from fiscal 1997 to fiscal 1999.]
This represents information for the last 3 fiscal years.



We believe Ultrak's proxy contest is hurting our business; this harm will increase if Ultrak's nominees are elected.



BOSCH History



Executive Contract Changes

-    Now include share price variable
-    Retirement benefits reflect commitment made 3 years ago
-    Watson Wyatt & Company fairness opinion



Recent Events

- New commitments recently received from the following organizations to add our leading technologies to their product offerings:
     -    ADT Security Services (a unit of Tyco International Ltd.)
     -    SecurityLink (a unit of SBC Communications, Inc.)
     -    Motorola
- Won the Best of Show award and three Product Achievement awards at this year's ISC- East trade show.
     - Our Radionics brand PC9000 Enterprise Conductor received the Innovation Award for Best of Show and the Product Achievement
          Award for Integrated Systems
     - Our Radionics brand D6600 NetCom communications solutions won the Product Achievement Award for Monitoring
     - Our Detection Systems brand DS835i TriTech intrusion detector won the Product Achievement Award for False Alarm Reduction


Recent Events

- Contracted to sell our security and fire protection products over the Internet through AlarmX.com

- Entered into strategic partnership agreement with Seaguard Electronics, LLC to offer high-speed wireless, Internet-enabled security monitoring, routing and automation services to professional security installation and service providers in the U.S. and Canada



Growth Strategy

-    Deliver our New Technologies through our expanded distribution
-    Further Global Expansion
-    Further Catalog Expansion
-    Continue Technology Leadership
-    Add Partnerships
-    Additional Strategic Acquisitions



                           IMPORTANT INFORMATION

   The Company urges investors and shareholders to carefully read its proxy statement, which contains important information about the Company and the matters to be voted on at the Company's 2000 Annual Meeting of Shareholders. The proxy statement also includes a detailed list of the names, affiliations and interests of persons who may be deemed to be "participants" in the Company's solicitation of proxies at the Annual Meeting.

   Copies of the preliminary proxy statement (and definitive proxy statement, when it becomes available) may be obtained free of charge from Securities and Exchange Commission's internet web site (www.sec.gov) or by overnight mail or direct electronic transmission from the Company's proxy solicitors, MacKenzie Partners, Inc., 156 Fifth Avenue, New York, New York 10010, proxy@mackenziepartners.com, (212) 929-5500 (call collect) or toll-free (800) 322-2885. The Company will furnish copies of its definitive proxy statement to shareholders beginning in mid-November.


                         FORWARD-LOOKING STATEMENTS

   This presentation contains forward-looking information which involves expressions of management's current expectations. All forward-looking information is subject to various risks and uncertainties that may be beyond the Company's control and may cause results to differ materially from management's current expectations. Information concerning factors that could cause actual results to differ materially from management's current expectations are set forth in the section entitled "Risk Factors" in the Company's 2000 Annual Report on Form 10-K, as amended.